EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

GSAA-05-07 AF5 Price/Yield

Assumption::
Using Current Market Rates: 7y Swap = 4.18 6y Swap = 4.14, 50/N/100 PPC
100 % Advancing / No Default / Priced to Call

Balance                          $65,290,000.00   Delay              24
Coupon                           4.611            Dated              6/1/2005
Settle                           6/29/2005        First Payment      7/25/2005

                                 ---------------------------------------------------------------------------------------------------
      Priced at 99.7215               10 CPR           15 CPR           20 CPR           25 CPR          30 CPR          35 CPR
                                 ===================================================================================================
                           Yield          4.6511           4.6507           4.6504           4.6500          4.6495           4.6488
                          Spread            41.9             45.6             48.0             50.0            53.2             56.3

                             WAL            8.23             7.35             6.76             6.24            5.55             4.93
                        Mod Durn           6.586            6.024            5.630            5.274           4.778            4.312
                Principal Window   Jul08 - Oct22    Jul08 - Jan18    Jul08 - Jan15    Aug08 - Feb13   Sep08 - Sep11    Nov08 - Sep10

                       LIBOR_1MO          3.1700           3.1700           3.1700           3.1700          3.1700           3.1700
               Servicer Advances            100%             100%             100%             100%            100%             100%
             Optional Redemption        Call (Y)         Call (Y)         Call (Y)         Call (Y)        Call (Y)         Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.